UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015

STAR MOUNTAIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54405	90-0963619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 W. Knox Rd, #202, Tempe, AZ	85284
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 933-0808

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Effective on June 30, 2015, Star Mountain Resources, Inc. completed the closing of its offering of 1,000 units (the “Units”) of its common stock and warrants at a price of $1,000.00 per Unit for an aggregate offering amount of $1,000,000. To cover an over-allotment in this offering, we sold an additional 250 Units for an additional aggregate offering amount of $250,000 bringing the total amount sold in this offering to $1,250,000. The Units were sold to 13 accredited investors one of whom included our Chief Executive Officer, Joseph Marchal who purchased 86 Units by converting $86,000 in amounts previously loaned to us into 86 Units. The sale of Units in this report includes sales of Units reported by us in our Form 8-K filed with Commission on June 17, 2015.

Each Unit was sold for a price of $1,000 and consisted of 2,000 shares of our common stock together with callable common stock purchase warrants entitling the holder thereof to purchase 2,000 shares of our common stock at an exercise price of $1.00 per share for a period of three years from the date of acquisition, unless earlier called by us in the event our common stock trades at or above three dollars ($3.00) per share for a period exceeding ten (10) consecutive trading days (the “Warrant”). We elected to sell to an unrelated party 110 Units in this offering for a note receivable in the principal amount of $110,000.00 due July 10, 2015. The note accrues interest at the rate of 5% per annum.

Upon completion of the offering, we agreed to issue an aggregate of 2,500,000 shares of our common stock and warrants to purchase 2,500,000 shares of common stock resulting in total shares outstanding of 21,583,729, exclusive of shares issuable upon exercise of previously issued stock options and the Warrants included in this offering. The offering was conducted by our officers and directors and no commissions or fees were paid in connection with the offering.

The Units referenced herein were issued in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended, (“Securities Act”), and/or Regulation D, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.2	Form of Subscription Agreement for offering of Units (Incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K as filed with the SEC on June 17, 2015).

10.3	Form of Common Stock Warrant (Incorporated by reference to Exhibit 10.3 to the Company’s current report on Form 8-K as filed with the SEC on June 17, 2015).

10.4	Form of Registration Rights Agreement (Incorporated by reference to Exhibit 10.4 to the Company’s current report on Form 8-K as filed with the SEC on June 17, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR MOUNTAIN RESOURCES, INC.

Date: July 6, 2015	By:	/s/ Joseph Marchal
Joseph Marchal, Chief Executive Officer